EXECUTION

This ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT dated as of October 1, 2007 (this “Agreement”), is among Goldman Sachs Mortgage Company (the “Assignor”), GS Mortgage Securities Corp. (the “Assignee”) and Avelo Mortgage, L.L.C. (the “Company” or the “Servicer”).

For and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Assignment, Assumption and Conveyance

The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the “Mortgage Loan Schedule”) attached hereto as Schedule I (the “Conduit Mortgage Loans”) and, solely insofar as they relate to the Conduit Mortgage Loans, (b) the Trade Confirmation dated February 2, 2007, between GSMC and Just Mortgage, Inc. (“Just Mortgage”), the Trade Confirmation dated May 29, 2007, between GSMC and SCME Mortgage Bankers, Inc. (“SCME”), the Trade Confirmation dated July 5, 2007, between GSMC and SCME, the Trade Confirmation dated January 25, 2007, between GSMC and Loan Link Financial Services (“Loan Link”), the Trade Confirmation dated January 9, 2007, between GSMC and Residential Mortgage Capital (“RMC”), the Trade Confirmation dated April 25, 2007, between GSMC and RMC, the Trade Confirmation dated May 2, 2007, between GSMC and RMC, the Purchase Price and Terms Agreement dated December 4, 2006, between GSMC and Paul Financial, LLC (“Paul Financial”), the Purchase Price and Terms Agreement dated April 23, 2007, between GSMC and Paul Financial, the Purchase Confirmation dated January 23, 2007, between GSMC and Quicken Loans, Inc. (“Quicken”), the Purchase Confirmation dated February 13, 2007, between GSMC and Quicken, the Purchase Confirmation dated February 26, 2007, between GSMC and Quicken and the Purchase Confirmation dated June 18, 2007, between GSMC and Quicken (collectively, the “PPTL Agreements”), (c) the Master Mortgage Loan Purchase Agreement dated as of April 5, 2006, between GSMC and Just Mortgage, the Master Mortgage Loan Purchase Agreement dated as of September 23, 2004, between GSMC and SCME, the Master Mortgage Loan Purchase Agreement dated as of January 25, 2007, between GSMC and Loan Link, the Master Mortgage Loan Purchase Agreement dated as of November 26, 2004, between GSMC and RMC, the Flow Mortgage Loan Purchase and Warranties Agreement dated as of May 1, 2006, as amended by Amendment No. 1 dated as of December 1, 2007, between GSMC and Paul Financial and the Amended and Restated Seller’s Purchase, Warranties and Interim Servicing Agreement dated as of June 1, 2006, between GSMC and Quicken, as amended by Amendment No. 1 dated as of October 30, 2006 (collectively, the “Purchase Agreements”) and (d) that certain Flow Servicing Agreement dated as of January 1, 2006 (the “Servicing Agreement”), by and between the Assignor (in such capacity, the “Owner”) and the Company. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Conduit Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Conduit Mortgage Loans as required under the Trust Agreement (as defined below).

The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Conduit Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof, (iii) the rights and obligations of the Owner under Section 6.02 (a) (relating to the Owner’s right to terminate the Company) of the Servicing Agreement, Section 4.04 (relating to the Owner’s right to receive information from the Servicer) of the Servicing Agreement, Section 11.13 (relating to the Owner’s right to solicit Mortgagors) of the Servicing Agreement and any rights of the Assignor to indemnification under the Servicing Agreement, the Purchase Agreements or the PPTL Agreements, or (iv) any rights of the Assignor under the Notice Letter dated October 29, 2007 (the “Notice Letter”), between the Owner and the Company, which rights shall survive the execution and delivery of this Agreement.

The Assignee hereby assumes all of the Assignor’s rights and obligations under the Conduit Mortgage Loans, the PPTL Agreements and the Servicing Agreement solely insofar as such obligations relate to the Conduit Mortgage Loans, other than the obligations set forth in clauses (ii), (iii) and (iv) of the preceding paragraph.

The parties hereto agree that (i) notwithstanding anything to the contrary contained in the Notice Letter, with respect to the Conduit Mortgage Loans being serviced under the Servicing Agreement, the Servicing Fee Rate for the Conduit Mortgage Loans shall be the rate set forth on the Mortgage Loan Schedule and (ii) notwithstanding anything to the contrary in the Servicing Agreement, in the event the Servicer is obligated to make an advance pursuant to the Servicing Agreement, the aggregate payment due shall be the minimum monthly payment due under the mortgage note, net of servicing fees.

2. Recognition of the Company

(a) From and after the date hereof (the “Securitization Closing Date”), the Company shall and does hereby recognize that the Assignee will transfer the Conduit Mortgage Loans (absent the servicing rights related thereto) and assign its rights under the PPTL Agreements, the Purchase Agreements and the Servicing Agreement (solely to the extent set forth herein) and this Agreement to Deutsche Bank National Trust Company, as trustee (including its successors in interest and any successor trustees under the Trust Agreement, the “Trustee”), of the GSR Mortgage Loan Trust 2007-OA2 (the “Trust”) created pursuant to a Master Servicing and Trust Agreement dated as of October 1, 2007 (the “Trust Agreement”), among GS Mortgage Securities Corp., as Depositor, the Trustee, Wells Fargo Bank, N.A., as Securities Administrator and Master Servicer (in such capacity, the “Master Servicer”) and Deutsche Bank National Trust Company, as custodian (the “Custodian”). The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trustee will be the owner of the Conduit Mortgage Loans and the Servicer will be the servicer of the Conduit Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Trust Agreement, (ii) the Company shall look solely to the Trustee (and the Master Servicer acting on the Trustee’s behalf) for performance of any obligations of the Assignor under the Conduit Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Conduit Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trustee (and the Master Servicer acting on the Trustee’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Conduit Mortgage Loans, under the applicable Purchase Agreement, the PPTL Agreements and the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in the applicable purchase agreement, and shall be entitled to enforce any and all of the obligations of the Company thereunder insofar as they relate to the Conduit Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article IX of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Conduit Mortgage Loans shall be deemed to refer to the Trustee (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Master Servicer acting on the Trustee’s behalf) and (v) the Conduit Mortgage Loans will be part of a REMIC, and the Company shall service the Conduit Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Conduit Mortgage Loan) prior to the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on “net income from foreclosure property” as set forth in Section 860G(c) of the Code). Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement, which amendment, modification, waiver or other alteration would in any way affect the Conduit Mortgage Loans or the Company’s performance under the Servicing Agreement with respect to the Conduit Mortgage Loans without the prior written consent of the Trustee.

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(b) From and after the date hereof, the Servicer shall note the transfer of the Conduit Mortgage Loans to the Trustee in its books and records, shall recognize the Trustee as the owner of the Conduit Mortgage Loans and shall service the Conduit Mortgage Loans for the benefit of the Trustee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference.

(c) The Servicer represents and warrants that (a) the copy of the Servicing Agreement, attached hereto as Exhibit 1, provided to the Assignee is a true, complete and accurate copy of the Servicing Agreement, (b) the Servicing Agreement is in full force and effect as of the date hereof, (c) the provisions thereof have not been waived, amended or modified in any respect except as provided herein, nor have any notices of termination been given thereunder, and (d) the Servicer is servicing each Conduit Mortgage Loan currently serviced under the Servicing Agreement pursuant to the terms of the Servicing Agreement.

(d) The Servicer further acknowledges that, from and after the date hereof, it (and any of its successors under the Servicing Agreement) will be subject to the supervision of the Master Servicer and the Master Servicer, acting on behalf of the Trustee as the owner of the Conduit Mortgage Loans, shall have the same rights as are assigned by Assignor to the Assignee under this Agreement, and as will be further assigned by the Assignee to the Trustee, on behalf of the Trust. Such rights that the Master Servicer may enforce will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer.

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All reports, notices and other written information required to be delivered to the Trustee, as the successor in interest to the Assignor and the Assignee under the Servicing Agreement, shall also be delivered to the Master Servicer or the Trustee, as designated by the Trustee, at the address set forth in Section 9 of the Assignment, Assumption and Recognition Agreement dated as of October 1, 2007, between the Assignee and the Trustee and acknowledged by the Master Servicer. All remittances required to be made to the Trustee, as the successor in interest to the Assignor under the Servicing Agreement, shall be made instead to the Master Servicer by wire transfer to the following account:

WELLS FARGO BANK, NA
ABA# 121000248
FOR CREDIT TO: SAS CLEARING
ACCT: 3970771416
REFERENCE: GSR 2007-OA2 Acct # 53181900

Notwithstanding anything to the contrary in the Servicing Agreement, with respect to the Conduit Mortgage Loans, not later than the tenth calendar day of each month (or if such tenth calendar day is not a Business Day, the immediately succeeding Business Day), the Servicer shall furnish to the Master Servicer (i)(a) monthly loan data in the format of Exhibit 2 or another mutually agreed-upon format, (b) default loan data in the format set forth in Exhibit 3 hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer) and (c) information regarding the realized losses and gains in the format set forth in Exhibit 4 and Exhibit 5 hereto (or in such other format mutually agreed upon between the Servicer and the Master Servicer), in each case relating to the period ending on the last day of the preceding calendar month, (ii) all such information required pursuant to clause (i)(a) above on a magnetic tape, electronic mail, or other similar media reasonably acceptable to the Master Servicer, and (iii) all supporting documentation with respect to the information required under the preceding paragraph.

(e) The Company and the Assignor shall have the right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

(f) The Assignor hereby assigns to the Assignee, any rights of the Assignor with respect to early payment defaults or first payment defaults in the PPTL Agreements, if applicable, but only to the extent such provision relates to the Conduit Mortgage Loans. The foregoing shall constitute the Assignor’s consent to the assignment of the PPTL Agreements (to the extent required by the terms of each PPTL Agreement).

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(g) Notwithstanding any provision of the PPTL Agreements to the contrary, in the event any Conduit Mortgage Loan is repurchased pursuant to any early payment default or first payment default provisions of the PPTL Agreements, the “Repurchase Price” payable to the Assignee shall be an amount equal to the sum of: (a) the outstanding principal balance of such Conduit Mortgage Loan as of the date of such repurchase, (b) accrued interest on such outstanding principal balance at the applicable Mortgage Interest Rate from the date interest was last paid through the last day of the month in which such repurchase takes place, (c) the amount of any outstanding advances owed to the servicer, and (d) any reasonable costs and expenses incurred by any servicer or by the Trustee, including without limitation costs and expenses incurred in the enforcement of the repurchase obligation under the applicable PPTL Agreement. It is hereby understood that the right to any excess over such amount set forth in the definition of “Repurchase Price” set forth in any PPTL Agreement is not being sold or assigned hereunder and is being retained by the Assignor.

(h) The Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Conduit Mortgage Loans, under any early payment default or first payment default provisions of the PPTL Agreements including, without limitation, the enforcement of the repurchase requirements set forth therein, and shall be entitled to enforce all obligations of thereunder insofar as they relate to the Conduit Mortgage Loans unless otherwise stated in the Trust Agreement.

3. Representations and Warranties of the Company

The Company warrants and represents to and covenants with, the Assignor, the Assignee and the Trustee as of the date hereof that:

(a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Servicing Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

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(c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transaction contemplated hereby;

(d) The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Trustee with respect to the Conduit Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor;

(e) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Servicing Agreement, and the Company is solvent;

(f) The Company has serviced the Conduit Mortgage Loans currently serviced under the Servicing Agreement in accordance with the Servicing Agreement and has provided accurate “paid through” data (assuming the correctness of all “paid through” data provided by the Assignor to the Company at the time the Company began servicing the Conduit Mortgage Loans) with respect to the Conduit Mortgage Loans to the Assignor;

(g) Except as reflected in the “paid through” data delivered to the Assignor (assuming the correctness of all “paid through” data provided by the Assignor to the Company at the time the Company began servicing the Conduit Mortgage Loans), there is no payment default existing under any Mortgage or any Mortgage Note as of the Securitization Closing Date with respect to Conduit Mortgage Loans currently serviced under the Servicing Agreement; and

(h) To the Company’s knowledge, there is no non-payment default existing under any Mortgage or Mortgage Note currently serviced under the Servicing Agreement, or any event which, with the passage of time or with notice and the termination of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the Securitization Closing Date.

4. Representations and Warranties of the Assignor

The Assignor warrants and represents to the Assignee and the Trustee as of date hereof, unless otherwise stated below that:

(a) The Assignor has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of New York with full power and authority to enter into and perform its obligations under the Agreements and this Agreement.

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(b) This Agreement has been duly executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

(c) The execution, delivery and performance by the Assignor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof.

(d) The execution and delivery of this Agreement have been duly authorized by all necessary action on the part of the Assignor; neither the execution and delivery by the Assignor of this Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

(e) There are no actions, suits or proceedings pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will, if determined adversely to the Assignor, materially adversely affect its ability to perform its obligations under this Agreement.

(f) The Assignor is the sole owner of record and holder of the Conduit Mortgage Loans and the indebtedness evidenced by each Mortgage Note. The Conduit Mortgage Loans are not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Conduit Mortgage Loans to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Conduit Mortgage Loan pursuant to this Agreement and following the sale of each Conduit Mortgage Loan, the Assignee will own such Conduit Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest. The Assignor intends to relinquish all rights to possess, control and monitor the Conduit Mortgage Loans.

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(g) The Assignor has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Conduit Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor.

(h) Each Conduit Mortgage Loan, at the time it was originated, complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws; and none of the Conduit Mortgage Loans are “high-cost,” “high-cost home” or “covered” loans under any applicable federal, state or local predatory or abusive lending law.

(i) No Conduit Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary, Appendix E, in effect on October 1, 2007) and no Conduit Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act.

For the purposes of this Section 4(i) the following definitions shall apply:

Covered Loan: A Mortgage Loan categorized as Covered pursuant to Appendix E of Standard & Poor’s Glossary.

Home Loan: A Mortgage Loan categorized as a Home Loan pursuant to Appendix E of Standard & Poor’s Glossary.

Standard & Poor’s Glossary: The Standard & Poor’s LEVELS® Glossary, as may be in effect from time to time.

High Cost Loan: A Mortgage Loan classified as (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994, (b) a “high cost home,” “threshold,” “covered,” (excluding New Jersey “Covered Home Loans” as that term is defined in clause (1) of the definition of that term in the New Jersey Home Ownership Security Act of 2002), “high risk home,” “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) a Mortgage Loan categorized as High Cost pursuant to Appendix E of Standard & Poor’s Glossary. For avoidance of doubt, the parties agree that this definition shall apply to any law regardless of whether such law is presently, or in the future becomes, the subject of judicial review or litigation.

(j) Nothing has occurred or failed to occur from and after the closing date set forth in the related Purchase Agreement to October 29, 2007, that would cause any of the representations and warranties relating to the Conduit Mortgage Loans set forth in Section II.B.2. of the Goldman Sachs Mortgage Program Sellers Guide dated as of May 2006, as such may be amended by the related Purchase Agreement, to be incorrect in any material respects as of the date hereof as if made on the date hereof.

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It is understood and agreed that the representations and warranties set forth in this Section 4 shall survive delivery of the respective Mortgage Files to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in Section 5 to repurchase a Conduit Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 4. It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 4 with respect to, or to the extent of, the representations and warranties made, as to the matters covered in this Section 4, in any Purchase Agreement (or any officer’s certificate delivered pursuant thereto).

It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 4, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

5. Remedies for Breach of Representations and Warranties of the Assignor
Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Agreement that materially and adversely affects the value of any Conduit Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Conduit Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach, the Assignee may enforce the Assignor’s obligation hereunder to purchase such Conduit Mortgage Loan from the Assignee. Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within 75 days of the discovery of such Qualification Defect.

In the event the applicable originator has breached a representation or warranty under the applicable Purchase Agreement that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against such originator as to such breach. If the applicable originator does not within 60 days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the applicable Purchase Agreement) or repurchase, or substitute for, the affected Conduit Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to repurchase such Conduit Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the applicable originator to cure such breach or repurchase such Conduit Mortgage Loan under the terms of the applicable Purchase Agreement with respect to such Conduit Mortgage Loan.

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Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

6. Representations and Warranties of the Assignee.

(a) The Assignee represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Purchase Agreements, the PPTL Agreements, the Servicing Agreement or this Agreement.

(b) The Assignee hereto represents and warrants that it is duly and legally authorized to enter into this Agreement and to perform its obligations hereunder and under the Servicing Agreement.

(c) The Assignee hereto represents and warrants that this Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

7. Amendment to Servicing Agreement. In connection with the transfer of the Conduit Mortgage Loans hereunder, the Servicer agrees that, from and after the date hereof, each Conduit Mortgage Loan transferred hereunder will be subject to the Servicing Agreement, provided that, solely with respect to the Conduit Mortgage Loans transferred hereunder, the following modifications shall be made:

(a) The definition of “Annual Independent Public Accountants’ Servicing Report” is hereby added:

““Annual Independent Public Accountants’ Servicing Report”: A report of a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans or mortgage loans similar in nature to the Mortgage Loans by the Servicer and that such firm is of the opinion that the provisions of this Agreement or similar servicing agreements have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to the attention of such firm which would indicate that such servicing has not been conducted in compliance therewith, except (i) such exceptions such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such report. No Annual Independent Public Accountants’ Servicing Report shall contain any provision restricting the use of such report by the Servicer, including any prohibition on the inclusion of any such report in any filing with the Commission.”

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(b) The definition of Eligible Investments shall me amended by adding the following at the end of the last paragraph:

“In the event the instrument is no longer acceptable to the Rating Agencies, the funds shall be transferred within 30 days to an Eligible Investment.”

(c) The definition of Principal Payment Period shall be deleted and replaced as follows:
“Principal Prepayment Period: As to any remittance date, the period commencing on the 16th day of the month prior to the month in which such Remittance Date occurs and ending on the 15th day of the month in which such Remittance Date occurs.”

(d) The definition of Qualified Depository shall be deleted and replaced as follows:

“Qualified Depository: A depository the accounts of which are acceptable to the Rating Agencies. In the event such depository is no longer acceptable to any such Rating Agency, any Escrow Accounts or Custodial Accounts established by the Servicer or any Subservicer therein, as applicable, shall be transferred within 30 days to a Qualified Depository.”

(e) The definition of Remittance Date shall be deleted and replaced as follows:

“Remittance Date: With respect to each Mortgage Loan, the 18th day of any month, or if such 18th day is not a Business Day, the preceding Business Day.”

(f) The second paragraph of Section 2.01 shall be deleted and replaced as follows:

“Subject only to the Accepted Servicing Practices and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer in its own name or in the name of the Owner, is hereby authorized and empowered by the Owner when the Servicer believes it appropriate in its best judgment in accordance with Accepted Servicing Practices, to execute and deliver any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, in the name of the Servicer on behalf of the Owner and without reference to the Owner except as otherwise required by law. The Owner shall execute, at the written request of the Servicer, and furnish to the Servicer such documents as are necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and the Owner hereby grants to the Servicer, and this Agreement shall constitute, a power of attorney to carry out such duties including a power of attorney to take title to Mortgaged Properties after foreclosure on in the name of the Servicer on behalf of the Owner and without reference to the Owner except as otherwise required by law. Except as otherwise provided herein, the Owner shall not be liable for the actions of the Servicer under such powers of attorney.

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Notwithstanding anything in this Agreement to the contrary, the Servicer shall not (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (except for (A) a reduction of interest or principal payments resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes or (B) as provided in Section 2.03, if the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable, and provided, in the case of (A) or (B), the final maturity date of any Mortgage Loan shall not be extended beyond the Final Scheduled Distribution Date, as defined in the Master Servicing and Trust Agreement dated as of October 1, 2007 (the “Trust Agreement”), among GS Mortgage Securities Corp., Wells Fargo Bank, N.A. and Deutsche Bank National Trust Company) or (ii) except as provided in Section 2.03, waive any prepayment penalty or premium.”

(g) Section 2.03 shall be deleted and replaced as follows:

“The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable insurance policies insuring the Mortgage Loan or the related Mortgaged Property, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Consistent with the foregoing and Accepted Servicing Practices, the Servicer may (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the Due Dates for the Monthly Payments due on a Mortgage Note for a period of not greater than 180 days; provided, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below. In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make Monthly Advances on such Mortgage Loan during such extension pursuant to Section 3.04 and in accordance with the amortization

12

schedule of such Mortgage Loan without modification thereof by reason of such arrangements; provided that the Servicer shall not be obligated to make Monthly Advances which the Servicer determines to be Nonrecoverable Advances. Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the Accepted Servicing Practices, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Interest Rate, forgive the payment of principal or interest, extend the final maturity date of such Mortgage Loan (provided, that the final maturity date of any Mortgage Loan shall not be extended beyond the Final Scheduled Distribution Date, as defined in the Trust Agreement), or waive, in whole or in part, a prepayment penalty or premium), accept payment from the related Mortgagor of an amount less than the outstanding principal balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as “Forbearance”). The Servicer’s analysis supporting any Forbearance and the conclusion that any Forbearance meets the Accepted Servicing Practices shall be reflected in writing in the Servicing File. Notwithstanding the foregoing, a Servicer may waive, in whole or in part, a prepayment penalty or premium only under the following circumstances: (i) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such prepayment penalty or premium and the related Mortgage Loan, (ii) such prepayment penalty or premium is not permitted to be collected by applicable federal, state or local law or regulation, (iii) the collection of such prepayment penalty or premium would be considered “predatory” pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters, (iv) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditor’s rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment or (v) if the Servicer has not been provided with information sufficient to enable it to collect the prepayment penalty or premium. If a prepayment penalty or premium is waived other than as permitted in this Section 2.03, then the Servicer is required to pay the amount of such waived prepayment penalty or premium, by depositing such amount into the Collection Account as soon as possible after the date of payoff, but in no event later than five (5) Business Days from such date.”

(h)  Section 11.13 shall be deleted and replaced as follows:

“Section 11.13 Solicitation. From and after the related Transfer Date, the Servicer and the Owner agree that the Owner may take reasonable actions or permit or cause reasonable actions to be taken by its agents or affiliates (including the Servicer), or by any independent contractors on the Owner’s behalf, to personally, by telephone or mail, solicit the Mortgagor under any Mortgage Loan for any reasonable purpose, including to refinance a Mortgage Loan, in whole or in part. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Owner pursuant hereto on the related Transfer Date and neither the Servicer nor the Owner shall take any action to undermine these rights and benefits. It is understood and agreed that promotions undertaken by the Owner or any affiliate of the Owner (including the Servicer) which are directed to the general public at large, including, without limitation, mass mailing, internet and e-mail solicitations, based in all instances, on commercially acquired mailing lists (which may not be targeted at the Mortgagors) and newspaper, radio and television advertisements shall not constitute solicitation under this Section. The Owner or any affiliate of the Owner (including the Servicer) may at its discretion implement general or targeted programs to solicit certain mortgagors of the mortgage loans, including the mortgage loans held by the issuing entity of a Securitization Transaction. Such programs will not specifically target the mortgage loans held by the issuing entity of a certain Securitization Transaction.”

13

(i) Section 12.05 shall be amended to include the following:

“(c) Notwithstanding the foregoing provisions of Section 12.05, (i) in the event that during any calendar year (or applicable portion thereof) the Servicer services 5% or less of the mortgage loans in a Securitization Transaction, as calculated by the Master Servicer for such Securitization Transaction, or (ii) in any calendar year in which an annual report on Form 10-K is not required to be filed with respect to an issuing entity or Securitization Transaction, then, in each such event, the Servicer may, in lieu of providing an assessment of compliance and attestation thereon in accordance with Item 1122 of Regulation AB, provide (and cause each Subservicer and Subcontractor described in clause (a)(iii) above to provide) to the Depositor and the Master Servicer for such Securitization Transaction, by not later than March 1 of such calendar year, an Annual Independent Public Accountants’ Servicing Report. If the Servicer provides an Annual Independent Public Accountants’ Servicing Report pursuant to this subsection (c), then the certification required to be delivered by the Servicer (and its Subservicers and Subcontractors) pursuant to clause (a)(iv) above shall be in the form of Exhibit 11 attached hereto instead of Exhibit 6.”

(j) Exhibit 7 of the Servicing Agreement (“Servicing Criteria to be Addressed in Assessment of Compliance”) shall be replaced with Exhibit 6 hereto.

(k) Exhibit 7 attached hereto shall be added to the Servicing Agreement as Exhibit 11.

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For the avoidance of doubt, the Servicing Agreement is not hereby amended with respect to any other mortgage loans sold thereunder and shall remain in full force and effect in accordance with its terms with respect to such other mortgage loans.

8.  Miscellaneous.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

(c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trustee (including the Master Servicer acting on the Trustee’s behalf). Any entity into which the Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

(d) Each of this Agreement, the PPTL Agreements and the Servicing Agreement shall survive the conveyance of the Conduit Mortgage Loans to the Trustee and the assignment of the applicable purchase agreement, the PPTL Agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by the Assignee to the Trustee and nothing contained herein shall supersede or amend the terms of the applicable purchase agreement, the PPTL Agreements and the Servicing Agreement.

(e) This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

(f) In the event that any provision of this Agreement conflicts with any provision of the applicable purchase agreement, the PPTL Agreements or the Servicing Agreement with respect to the Conduit Mortgage Loans, the terms of this Agreement shall control.

(g) Capitalized terms used in this Agreement (including the schedules hereto) but not defined in this Agreement shall have the meanings given to such terms in the applicable purchase agreement, the Servicing Agreement or the Trust Agreement, as applicable.

9. Third-Party Beneficiary.

15

The Master Servicer shall be considered a Third-Party Beneficiary to this Agreement entitled to all rights and benefits hereof as if it were a direct party to this Agreement.

[SIGNATURE PAGE FOLLOWS]

16

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

GS MORTGAGE SECURITIES CORP.

By: /s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

GOLDMAN SACHS MORTGAGE
COMPANY, a New York limited
partnership

By:	GOLDMAN SACHS REAL ESTATE FUNDING CORP., a New York corporation, as General Partner

By: /s/ Michelle Gill
Name: Michelle Gill
Title: Vice President

AVELO MORTGAGE, L.L.C.

By: /s/ J. Weston Moffett
Name: J. Weston Moffett
Title: President

SCHEDULE I

Mortgage Loan Schedule

[To be retained in a separate closing binder entitled “GSR 2007-OA2 Conduit Mortgage Loan
Schedule” at the offices of McKee Nelson LLP]

EXHIBIT 1

Servicing Agreement

EXHIBIT 2

Standard File Layout - Scheduled/Scheduled

Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar - value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No commas(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

EXHIBIT 3

Standard File Layout - Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)

MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM- Approved Assumption
•	BAP- Borrower Assistance Program
•	CO- Charge Off
•	DIL- Deed-in-Lieu
•	FFA- Formal Forbearance Agreement
•	MOD- Loan Modification
•	PRE- Pre-Sale
•	SS- Short Sale
•	MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT 4

Calculation of Realized Loss/Gain Form 332- Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.
Liquidation and Acquisition Expenses:

1.
The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.
The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.
Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:

* For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

* For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

* Other expenses -  copies of corporate advance history showing all payments

* REO repairs > $1500 require explanation

* REO repairs >$3000 require evidence of at least 2 bids.

* Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

* Unusual or extraordinary items may require further documentation.

13.	The total of lines 1 through 12.

Credits:
14-21.	Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

Letter of Proceeds Breakdown.

* Copy of EOB for any MI or gov't guarantee

* All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

EXHIBIT 5

Calculation of Realized Loss/Gain Form 332

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS/GAIN

Prepared by: __________________   Date: _______________
Phone: ______________________ Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type:              REO Sale   3rd Party Sale  Short Sale Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown  Yes  No
If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:
(1)	Actual Unpaid Principal Balance of Mortgage Loan	$ ______________	(1)
(2)	Interest accrued at Net Rate	________________	(2)
(3)	Accrued Servicing Fees	________________	(3)
(4)	Attorney's Fees	________________	(4)
(5)	Taxes (see page 2)	________________	(5)
(6)	Property Maintenance	________________	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	________________	(7)
(8)	Utility Expenses	________________	(8)
(9)	Appraisal/BPO	________________	(9)
(10)	Property Inspections	________________	(10)
(11)	FC Costs/Other Legal Expenses	________________	(11)
(12)	Other (itemize)	________________	(12)
	Cash for Keys__________________________	________________	(12)
	HOA/Condo Fees_______________________	________________	(12)
	______________________________________	________________	(12)

	Total Expenses	$ _______________	(13)

Credits:
(14)	Escrow Balance	$ _______________	(14)
(15)	HIP Refund	________________	(15)
(16)	Rental Receipts	________________	(16)
(17)	Hazard Loss Proceeds	________________	(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	________________	(18a) HUD Part A
	________________ (18b) HUD Part B
(19)	Pool Insurance Proceeds	________________	(19)
(20)	Proceeds from Sale of Acquired Property	________________	(20)
(21)	Other (itemize)	________________	(21)
	_________________________________________	________________	(21)

	Total Credits	$________________	(22)
Total Realized Loss (or Amount of Gain)		$________________	(23)

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

EXHIBIT 6

Servicing Criteria to be Addressed in Assessment of Compliance

The assessment of compliance to be delivered by Avelo Mortgage, L.L.C. [insert name of Subservicer] shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria.”

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

EXHIBIT 7

EXHIBIT 11

FORM OF ANNUAL CERTIFICATION

Re:	The [ ] agreement dated as of [ ], 200[ ] (the “Agreement”), among [IDENTIFY PARTIES]

I, ________________________________, the _______________________ of Avelo Mortgage, L.L.C., certify to Goldman Sachs Mortgage Company, [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the “Compliance Statement”), the report on assessment of the Company’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (the “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Conduit Mortgage Loans by the Company during 200[ ] that were delivered by the Company to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the “Company Servicing Information”);

2. Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

3. Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

4. I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

5. The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the

Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Date: _____________________________

By: ______________________________
Name:
Title: